Exhibit 10.1

UNDERWRITING AGREEMENT

between

COLLABRIUM JAPAN ACQUISITION CORPORATION

and

THE PRINCERIDGE GROUP LLC

Dated: October 18, 2012

COLLABRIUM JAPAN ACQUISITION CORPORATION

UNDERWRITING AGREEMENT

New York, New York
                          October 18, 2012

The PrinceRidge Group LLC
1633 Broadway, 28th Floor
New York, NY 10019

Re: Public Offering of Securities

Ladies and Gentlemen:

The undersigned, Collabrium Japan Acquisition Corporation, a British Virgin Islands company with limited liability (the “Company”), hereby confirms its agreement with The PrinceRidge Group LLC  (the “Underwriter”) as follows:

1.           Purchase and Sale of Securities.

1.1           Firm Securities.

1.1.1           Purchase of Firm Units.  On the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriter, an aggregate of 4,000,000 units (“Firm Units”) of the Company, at a purchase price (net of discounts and commissions and the Deferred Corporate Finance Fee described in Section 1. 3 below) of $9.55 per Firm Unit.  The Underwriter agrees to purchase from the Company the Firm Units at a purchase price (net of discounts and commissions and the Deferred Corporate Finance Fee described in Section 1. 3 below) of $9.55 per Firm Unit.  The Firm Units are to be offered initially to the public (“Offering”) at the offering price of $10.00 per Firm Unit.  Each Firm Unit consists of one ordinary share, no par value, of the Company (“Ordinary Shares”), and one warrant to purchase one Ordinary Share (the “Warrant”).  The Ordinary Shares and the Warrants included in the Firm Units will trade separately on the tenth business day following the earlier to occur of the expiration of the Over-allotment Option (as defined in Section 1.2.1 hereof), which is 45 days from the date of the Prospectus (as defined in Section 2.1.1 hereof), its exercise in full or the announcement by the Underwriter of its intention not to exercise all or any remaining portion of the Over-allotment Option, but in no event will the Ordinary Shares and the Warrants included in the Firm Units trade separately until the Business Day (as defined below) after (i) the Company has filed with the Securities and Exchange Commission (the “Commission”) a Report of Foreign Private Issuer on Form 6-K which includes an audited balance sheet reflecting the Company’s receipt of the proceeds of the Offering and the Warrant Private Placement (as defined in Section 1.4) and updated financial information with respect to any proceeds the Company receives from the exercise of the Over-allotment Option if such option is exercised prior to the filing of the Form 6-K, and (ii) the Company has filed with the Commission a Report of Foreign Private Issuer on Form 6-K and issued a press release announcing when such separate trading will begin.  Each Warrant entitles its holder to purchase one Ordinary Share for $11.50 during the period commencing on the later of the consummation by the Company of its Business Combination (as defined below) or twelve months from the Effective Date (defined below); provided, in each case, that an effective registration statement under the Act (as defined in Section 1.4.1 hereof) covering the Ordinary Shares underlying the Warrants and a current prospectus in respect thereof are available.  The Warrants will expire at 5:00 p.m., New York City time, on the five-year anniversary of the consummation by the Company of its initial Business Combination.  “Business Combination” shall mean the Company’s initial acquisition, share exchange, share reconstruction or amalgamation or contractual arrangement with, or purchase of, all or substantially all of the assets of, or engaging in any other similar business combination with, one or more businesses or entities.

1.1.2           Payment and Delivery.  Delivery and payment for the Firm Units shall be made at 10:00 a.m., New York City time, on the third (3rd) Business Day (as defined below) following the commencement of trading of the Units, or at such earlier time as shall be agreed upon by the Underwriter and the Company, at the offices of Ellenoff Grossman & Schole LLP (“EG&S”) or at such other place as shall be agreed upon by the Underwriter and the Company.  The hour and date of delivery and payment for the Firm Units is called the “Closing Date.” Payment for the Firm Units shall be made on the Closing Date at the Underwriter’s election by wire transfer in Federal (same day) funds, payable as follows: $41,400,000 of the proceeds received by the Company for the Firm Units and the Placement Investor Warrants (as defined in Section 1.4.2) shall be deposited (or with respect to the $2,700,000 of proceeds from the sale of the Placement Investor Warrants which shall have been deposited on or prior to the Closing Date) in the trust account established by the Company for the benefit of the Public Shareholders (as defined below) and the Underwriter, as described in the Registration Statement (“Trust Account”) pursuant to the terms of an Investment Management Trust Agreement (the “Trust Agreement”) between the Company and Continental Stock Transfer & Trust Company (“CST”), which amount includes $1,200,000 ($0.30 per Firm Unit), payable to Underwriter as a Deferred Corporate Finance Fee (as defined below) subject to Section 1.3 hereof.  The remaining proceeds (less commissions and actual expense payments or other fees payable pursuant to this Agreement), if any, shall be paid (subject to Section 3.13 hereof) to the order of the Company upon delivery to the Underwriter of certificates (in form and substance satisfactory to the Underwriter) representing the Firm Units (or through the facilities of the Depository Trust Company (“DTC”) for the account of the Underwriter.  The Firm Units shall be registered in such name or names and in such authorized denominations as the Underwriter may request in writing at least two (2) full Business Days prior to the Closing Date.  The Company will permit the Underwriter to examine and package the Firm Units for delivery, at least one (1) full Business Day prior to the Closing Date.  The Company shall not be obligated to sell or deliver any of the Firm Units except upon tender of payment by the Underwriter for all the Firm Units.  As used herein, the term “Public Shareholders” means the holders of Ordinary Shares sold as part of the Units in the Offering or acquired in the aftermarket, including any Company shareholder prior to the Offering to the extent they acquire such Ordinary Shares in the aftermarket (and solely with respect to such Ordinary Shares). “Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

1.2           Over-Allotment Option.

1.2.1           Option Units.  The Underwriter is hereby granted an option (the “Over-allotment Option”) to purchase up to an additional 600,000 units (the “Option Units”), the net proceeds of which will be deposited in the Trust Account, for the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Units. Such Option Units shall be identical in all respects to the Firm Units.  The Firm Units and the Option Units are hereinafter collectively referred to as the “Units,” and the Units, the Ordinary Shares and the Warrants included in the Units and the Ordinary Shares issuable upon exercise of the Warrants (the “Warrant Shares”) are hereinafter referred to collectively as the “Public Securities.”  No Option Units shall be sold or delivered unless the Firm Units previously have been, or simultaneously are, sold and delivered.  The right to purchase the Option Units, or any portion thereof, may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Underwriter to the Company. The purchase price to be paid for each Option Unit will be the same price per Firm Unit set forth in Section 1.1.1 hereof.

1.2.2           Exercise of Option.  The Over-allotment Option granted pursuant to Section 1.2.1 hereof may be exercised by the Underwriter as to all (at any time) or any part (from time to time) of the Option Units within 45 days after the effective date (“Effective Date”) of the Registration Statement (as defined in Section 2.1.1 hereof).  The Underwriter will not be under any obligation to purchase any Option Units prior to the exercise of the Over-allotment Option.  The Over-allotment Option granted hereby may be exercised by the giving of oral notice to the Company by the Underwriter, which must be confirmed in writing by overnight mail or facsimile or other electronic transmission setting forth the number of Option Units to be purchased and the date and time for delivery of and payment for the Option Units (the “Option Closing Date”), which will not be later than five (5) full Business Days after the date of the notice or such other time and in such other manner as shall be agreed upon by the Company and the Underwriter, at the offices of EG&S or at such other place (including remotely by facsimile or other electronic transmission) as shall be agreed upon by the Company and the Underwriter. If such delivery and payment for the Option Units does not occur on the Closing Date, the Option Closing Date will be as set forth in the notice.  Upon exercise of the Over-allotment Option, the Company will become obligated to convey to the Underwriter, and, subject to the terms and conditions set forth herein, the Underwriter will become obligated to purchase, the number of Option Units specified in such notice.

1.2.3           Payment and Delivery.  Payment for the Option Units shall be made on the Option Closing Date by wire transfer in Federal (same day) funds, payable as follows: $9.55 per Option Unit shall be deposited in the Trust Account pursuant to the Trust Agreement, which amount includes the Deferred Corporate Finance Fee, and the remaining proceeds, if any, shall be paid (subject to Section 3.13 hereof) to the order of the Company upon delivery to the Underwriter of certificates (in form and substance satisfactory to the Underwriter) representing the Option Units (or through the facilities of DTC) for the account of the Underwriter.  The certificates representing the Option Units to be delivered will be in such denominations and registered in such names as the Underwriter requests in writing not less than two full Business Days prior to the Closing Date or the Option Closing Date, as the case may be, and will be made available to the Underwriter for inspection, checking and packaging at the aforesaid office of the Company’s transfer agent or correspondent not less than one full Business Day prior to such Closing Date.  The Company shall not be obligated to sell or deliver the Option Units except upon tender of payment by the Underwriter for applicable Option Units.

1.3           Deferred Corporate Finance Fee.  The Underwriter agrees that 3.0% of the gross proceeds from the sale of the Firm Units ($1,200,000) and Option Units ($180,000) (the “Deferred Corporate Finance Fee”) will be deposited in and held in the Trust Account and payable, without accrued interest, solely to the Underwriter upon consummation of the Company’s Business Combination.  In the event that the Company is unable to consummate a Business Combination and CST, as the trustee of the Trust Account (in this context, the “Trustee”), commences liquidation of the Trust Account as provided in the Trust Agreement, the Underwriter agrees that: (i) the Underwriter shall forfeit any rights or claims to the Deferred Corporate Finance Fee; and (ii) the Deferred Corporate Finance Fee, together with all other amounts on deposit in the Trust Account, shall be distributed on a pro-rata basis among the Public Shareholders.

1.4           Private Placements.

1.4.1           The Company issued to certain persons referenced in the Registration Statement (collectively, the “Insider Shareholders”), for an aggregate consideration of $25,000, 1,533,333 Ordinary Shares (the “Insider Shares”) (up to 200,000 of which are subject to forfeiture, on a pro rata basis, to the extent the Over-allotment Option is not exercised in full) in a private placement (the “Insider Private Placement”) exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Act”).  No underwriting discounts, commissions or placement fees have been or will be payable in connection with the Insider Private Placement.  Other than in a Permitted Transfer (as defined herein), none of the Insider Shares may be sold, assigned or transferred by the Insider Shareholders until the earlier of: (i) with respect to 20% of such Insider Shares, upon consummation of the Business Combination; (ii) with respect to 20% of such Insider Shares, when the closing price of the Company’s Ordinary Shares exceeds $12.00 for any 20 trading days within a 30-trading day period following the consummation of the Business Combination; (iii) with respect to 20% of the Insider Shares, when the closing price of the Company’s Ordinary Shares exceeds $13.50 for any 20 trading days within a 30-trading day period following the consummation of the Business Combination; (iv) with respect to 20% of the Insider Shares, when the closing price of the Company’s Ordinary Shares exceeds $15.00 for any 20 trading days within a 30-trading day period following the consummation of the Business Combination; (v) with respect to 20% of the Insider Shares, when the closing price of the Company’s Ordinary Shares exceeds $17.00 for any 20 trading days within a 30-trading day period following the consummation of the Business Combination and (vi) with respect to 100% of the Insider Shares, immediately if following the Business Combination the Company engages in a transaction (1) resulting in all of the Company’s shareholders having the right to exchange their shares for cash or other securities or (2) involving a merger or other change in the majority of the Company’s board of directors (“Board of Directors”) or management team in which the Company is the surviving entity.  The Insider Shareholders shall have no right to any liquidation distributions with respect to any portion of the Insider Shares in the event the Company fails to consummate a Business Combination.  The Insider Shareholders shall not have redemption rights with respect to the Insider Shares.

1.4.2           Simultaneously with the Closing Date, Andrew Williams, Koji Fusa, Hiroshi Tamada and Timothy Duffy or their respective affiliates (collectively, the “Placement Investors”) will purchase from the Company pursuant to the Subscription Agreements (as defined in Section 2.23.2 hereof), an aggregate of 3,600,000 warrants (the “Placement Investor Warrants”) at a purchase price of $0.75 per Placement Investor Warrant in a private placement intended to be exempt from registration under the Act pursuant to Section 4(2) of the Act.  The private placement of the Placement Investor Warrants is referred to herein as the “Warrant Private Placement.” The Placement Investor Warrants are referred to herein as the “Placement Warrants” and the Placement Warrants and the Ordinary Shares issuable upon exercise of the Placement Warrants are hereinafter referred to collectively as the “Placement Securities.”  No underwriting discounts, commissions or placement fees have been or will be payable in connection with the Placement Investor Warrants sold in the Warrant Private Placement.  None of the Placement Securities may be sold, assigned or transferred by the Placement Investors until thirty (30) days after consummation of a Business Combination.

1.5           Underwriter’s Units.  The Company hereby agrees to issue and sell to the Underwriter (and/or their designees) on the Closing Date an option (“Underwriter’s Purchase Option”) to purchase up to an aggregate of 400,000 units (the “Underwriter’s Units”) for an aggregate purchase price of $100.00.  The Underwriter’s Purchase Option shall be exercisable whether for cash or on a cashless basis, in whole or in part, commencing on the later of the consummation of a Business Combination or one year from the Effective Date and expiring on the five-year anniversary of the Effective Date at an initial exercise price per Underwriter’s Unit of $15.00, which is equal to one hundred fifty percent (150%) of the initial public offering price of a Unit.  On the Closing Date, the Company shall deliver to the Underwriter, upon payment therefor, certificates for the Underwriter’s Purchase Option in the name or names and in such denominations as the Underwriter may request.  The Underwriter’s Purchase Option, the Underwriter’s Units, the Ordinary Shares (the “Underwriter’s Shares”) and the Warrants (the “Underwriter’s Warrants”) included in the Underwriter’s Units and the Ordinary Shares issuable upon exercise of the Underwriter’s Warrants are hereinafter referred to collectively as the “Underwriter’s Securities.”  The Public Securities, the Underwriter’s Securities, the Placement Securities and the Insider Shares are hereinafter referred to collectively as the “Securities.”  The Underwriter understands and agrees that there are significant restrictions pursuant to Rule 5110 of Financial Industry Regulatory Authority (“FINRA”) against transferring the Underwriter’s Securities during the first 180 days after the Effective Date and by its acceptance of the Underwriter’s Units, the Underwriter agrees that it will not sell, transfer, assign, pledge or hypothecate the Underwriter’s Purchase Option, or any portion thereof, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of such securities for a period of 180 days following the Effective Date to anyone other than (i) the Underwriter or a selected dealer in connection with the Offering, or (ii) a bona fide officer or partner of the Underwriter or selected dealer; and only if any such transferee agrees to the lock-up restrictions set forth in this Section 1.4 in writing.

1.6           Working Capital; Interest on Trust.

1.6.1           Working Capital.  Upon consummation of the Offering, initially $300,000 of the Offering proceeds will be released to the Company and held outside of the Trust Account to fund the working capital requirements of the Company.

1.6.2           Interest Income.  Prior to the Company’s consummation of a Business Combination or the Company’s liquidation, all interest earned on the Trust Account may be released (i) to the Company to pay any taxes incurred by the Company, and (ii) to the Company, from time to time, to fund its working capital and general corporate requirements, as more fully described in the Prospectus.

2.           Representations and Warranties of the Company.  The Company represents and warrants to the Underwriter as follows:

2.1           Filing of Registration Statement.

2.1.1           Pursuant to the Act.  The Company has filed with the Commission a registration statement and an amendment or amendments thereto, on Form F-1 (File No. 333- 183775 ), including any related preliminary prospectus (“Preliminary Prospectus”), including any prospectus that is included in the Registration Statement immediately prior to the effectiveness of the Registration Statement), for the registration of the Units and the Underwriter’s Securities under the Act, which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the rules and regulations (the “Regulations”) of the Commission under the Act.  The conditions for use of Form F-1 to register the Offering under the Act, as set forth in the General Instructions to such Form, have been satisfied. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of such time pursuant to Rule 430A of the Regulations), is hereinafter called the “Registration Statement,” and the form of the final prospectus dated the Effective Date included in the Registration Statement (or, if applicable, the form of final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Regulations, filed by the Company with the Commission pursuant to Rule 424 of the Regulations), is hereinafter called the “Prospectus.”  For purposes of this Agreement, “Time of Sale,” as used in the Act, means 5:00 p.m. New York City time, on the date of this Agreement.  Prior to the Time of Sale, the Company prepared a Preliminary Prospectus, which was included in the Registration Statement filed on September 27, 2012, for distribution by the Underwriter (such Preliminary Prospectus used most recently prior to the Time of Sale, the “Sale Preliminary Prospectus”).  If the Company has filed, or is required pursuant to the terms hereof to file, a Registration Statement pursuant to Rule 462(b) under the Act registering additional securities of any type or an amendment to a Registration Statement (a “Rule 462(b) Registration Statement”), then, unless otherwise specified, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement.  Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission.  All of the Public Securities have been registered for public sale under the Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered for public sale under the Act with the filing of such Rule 462(b) Registration Statement.  The Registration Statement has been declared effective by the Commission on the date hereof.  If, subsequent to the date of this Agreement, the Company or the Underwriter has determined that at the Time of Sale, the Sale Preliminary Prospectus includes an untrue statement of a material fact or omitted a statement of material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Company and the Underwriter has agreed to provide an opportunity to purchasers of the Units to terminate their old purchase contracts and enter into new purchase contracts, then the Sale Preliminary Prospectus will be deemed to include any additional information available to purchasers at the time of entry into the first such new purchase contract.

2.1.2           Pursuant to the Exchange Act.  The Company has filed with the Commission a Form 8-A (File Number 001-35698) providing for the registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Units, the Ordinary Shares and the Warrants.  The registration of the Units, Ordinary Shares and Warrants under the Exchange Act has been declared effective by the Commission on the date hereof and the Units, the Ordinary Shares and the Warrants have been registered pursuant to Section 12(b) of the Exchange Act.

2.1.3           No Stop Orders, Etc.  Neither the Commission nor, to the Company’s knowledge, any foreign or state regulatory authority has issued any order or threatened to issue any order preventing or suspending the use of the Sale Preliminary Prospectus or Prospectus, or has instituted or, to the Company’s knowledge, threatened to institute any proceedings with respect to such an order.

2.2           Disclosures in Registration Statement.

2.2.1           10b-5 Representation.  At the time of effectiveness of the Registration Statement (or at the time any post effective amendment to the Registration Statement) and at all times subsequent thereto up to the Closing Date and the Option Closing Date, if any, the Registration Statement, the Sale Preliminary Prospectus and the Prospectus do and will contain all material statements that are required to be stated therein in accordance with the Act and the Regulations, and did or will, in all material respects, conform to the requirements of the Act and the Regulations.  The Registration Statement, as of the effective date, did not, and the amendments and supplements thereto, as of their respective dates, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein, or necessary to make the statements therein, not misleading. The Prospectus, as of its date and the Closing Date or the Option Closing Date, as the case may be, did not, and the amendments and supplements thereto, as of their respective dates, will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Sale Preliminary Prospectus, as of the Time of Sale (or such subsequent Time of Sale pursuant to Section 2.1.1), did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  When any Preliminary Prospectus or the Sale Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Public Securities or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus or the Sale Preliminary Prospectus and any amendments thereof and supplements thereto complied or will have been corrected in the Sale Preliminary Prospectus and the Prospectus to comply in all material respects with the applicable provisions of the Act and the Regulations and did not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The representation and warranty made in this Section 2.2.1 does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriter by the Underwriter expressly for use in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus or any amendment thereof or supplement thereto.  The parties acknowledge and agree that such information provided by or on behalf of the Underwriter consists solely of the names and addresses of the Underwriter, the statement that the Underwriter does not make markets in securities contained in “Risk Factors—The Underwriter” in this offering will not make a market for our securities which could adversely affect the liquidity and price of our securities,” the information relating to the securities offerings experience of the Underwriter and its principals contained in “Risk Factors—There are risks associated with our Underwriter’s lack of recent experience in public offerings,” the information with respect to dealers’ concessions and reallowances contained in the section entitled “Underwriting – Pricing of Securities,” and the identity of counsel to the Underwriter contained in the section entitled “Legal Matters” (such information, collectively, the “Underwriter’s Information”).

2.2.2           Disclosure of Agreements.  The agreements and documents described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus conform to the descriptions thereof contained therein and there are no agreements or other documents required to be described in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed.  Each agreement or other instrument (however characterized or described) to which the Company is a party or by which its property or business is or may be bound or affected and (i) that is referred to in the Registration Statement, Sale Preliminary Prospectus or the Prospectus, or (ii) is material to the Company’s business, has been duly authorized and validly executed by the Company, is in full force and effect and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the foreign, federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.  None of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in breach or default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a breach or default thereunder.  To the Company’s knowledge, the performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

2.2.3           Prior Securities Transactions.  No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company since the date of the Company’s formation, except as disclosed in the Registration Statement.

2.2.4           Regulations.  The disclosures in the Registration Statement and the Sale Preliminary Prospectus and Prospectus concerning the effects of federal, foreign, state and local regulation on the Company’s business as currently contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

2.3           Changes After Dates in Registration Statement.

2.3.1           No Material Adverse Change.  Since the respective dates as of which information is given in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, except as otherwise specifically stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, of the Company, (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement, (iii) no member of the Company’s management has resigned from any position with the Company and (iv) no event or occurrence has taken place which materially impairs the ability of the members of the Board of Directors or management to act in their capacities with the Company as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.

2.3.2           Recent Securities Transactions.  Subsequent to the respective dates as of which information is given in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its equity securities.

2.4           Independent Accountants.  To the Company’s knowledge, Marcum LLP (“Marcum”), whose report is filed with the Commission as part of the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, are independent registered public accountants as required by the Act and the Regulations.  To the Company’s knowledge, Marcum is currently registered with the Public Company Accounting Oversight Board.  Marcum has not, during the periods covered by the financial statements included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

2.5           Financial Statements; Statistical Data.

2.5.1           Financial Statements.  The financial statements, including the notes thereto and supporting schedules (if any) included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus fairly present the financial position, the results of operations and the cash flows of the Company at the dates and for the periods to which they apply; such financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”), consistently applied throughout the periods involved; and the supporting schedules included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus present fairly the information required to be stated therein in conformity with the Regulations.  No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus.  The Registration Statement, the Sale Preliminary Prospectus and the Prospectus disclose all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses.  There are no pro forma or as adjusted financial statements that are required to be included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus in accordance with Regulation S-X or Form 20-F that have not been included as required.

2.5.2           Statistical Data. The statistical, industry-related and market-related data included in the Registration Statement, the Sale Preliminary Prospectus and/or the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate, and such data materially agree with the sources from which they are derived.

2.6           Authorized Capital; Options.  The Company had at the date or dates indicated in each of the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, as the case may be, duly authorized, issued and outstanding capitalization as set forth in the Registration Statement, the Sale Preliminary Prospectus, and the Prospectus.  Based on the assumptions stated in the Registration Statement, the Sale Preliminary Prospectus, and the Prospectus, the Company will have on the Closing Date the adjusted stock capitalization set forth therein.  Except as set forth in, or contemplated by the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, on the Effective Date and on the Closing Date, there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized but unissued Ordinary Shares or any security convertible into Ordinary Shares, or any contracts or commitments to issue or sell Ordinary Shares or any such options, warrants, rights or convertible securities.

2.7           Valid Issuance of Securities.

2.7.1           Outstanding Securities.  All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities was issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company.  The authorized and outstanding Ordinary Shares conform in all material respects to all statements relating thereto contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.  All offers and sales and any transfers of the outstanding securities of the Company were at all relevant times either registered under the Act and the applicable state securities or Blue Sky laws or, based in part on the representations and warranties of the purchasers of such securities, exempt from such registration requirements.

2.7.2           Securities Sold Pursuant to this Agreement.  The Securities have been duly authorized and reserved for issuance and when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken.  The form of certificates for the Securities conform to the corporate law of the jurisdiction of the Company’s incorporation.  The Securities conform in all material respects to the descriptions thereof contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, as the case may be.  When paid for and issued, the Underwriter’s Purchase Option, the Underwriter’s Warrants and the Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number and type of securities of the Company called for thereby in accordance with the terms thereof and such Underwriter’s Purchase Option, Underwriter’s Warrants and Warrants are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under foreign, federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.  The Ordinary Shares issuable upon exercise of the Underwriter’s Purchase Option, the Underwriter’s Warrants and the Warrants have been reserved for issuance upon the exercise of such securities and upon payment of the consideration therefor, and when issued in accordance with the terms thereof such Ordinary Shares, will be duly and validly authorized, validly issued, fully paid and non-assessable, and the holders thereof are not and will not be subject to personal liability by reason of being such holders.

2.7.3           Placement Warrants. The Placement Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number and type of securities of the Company called for thereby in accordance with the terms thereof, and such Placement Warrants are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.  The Ordinary Shares issuable upon exercise of the Placement Warrants have been reserved for issuance upon the exercise of the Placement Warrants and, when issued in accordance with the terms of the Placement Warrants, will be duly and validly authorized, validly issued, fully paid and non-assessable, and the holders thereof are not and will not be subject to personal liability by reason of being such holders.

2.7.4           No Integration. Neither the Company nor any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be or may be “integrated” pursuant to the Act or the Regulations with the offer and sale of the Securities pursuant to the Registration Statement.

2.8           Registration Rights of Third Parties.  Except as set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Act or to include any such securities in a registration statement to be filed by the Company.

2.9           Validity and Binding Effect of Agreements.  This Agreement, the Warrant Agreement (as defined in Section 2.22 hereof), the Trust Agreement, the Administrative Services Agreement, the Underwriter’s Purchase Option, the Registration Rights Agreement (as defined in Section 2.23.5) and the Subscription Agreement (as defined in Section 2.23.2 hereof) have been duly and validly authorized by the Company and, when executed and delivered will constitute the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (ii) as enforceability of any indemnification or contribution provision may be limited under the foreign, federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

2.10         No Conflicts, Etc.  The execution, delivery, and performance by the Company of this Agreement, the Warrant Agreement, the Trust Agreement, the Administrative Services Agreement, the Underwriter’s Purchase Option, the Registration Rights Agreement and the Subscription Agreement, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a breach or violation of, or conflict with any of the terms and provisions of, or constitute a default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which the Company is a party except pursuant to the Trust Agreement (ii) result in any violation of the provisions of the Memorandum and Articles of Association, as amended, of the Company; or (iii) violate any existing applicable statute, law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business constituted as of the date hereof.

2.11         No Defaults; Violations.  No default or violation exists in the due performance and observance of any term, covenant or condition of any license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject.  The Company is not in violation of any term or provision of its Memorandum and Articles of Association, as amended, or in violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or businesses.

2.12         Corporate Power; Licenses; Consents.

2.12.1           Conduct of Business.  The Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business purpose as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.  The disclosures in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus concerning the effects of foreign, federal, state and local regulation on this Offering and the Company’s business purpose as currently contemplated are correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  Since its formation, the Company has conducted no business and has incurred no liabilities other than in connection with and in furtherance of this Offering.

2.12.2           Transactions Contemplated Herein.  The Company has all requisite corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained.  No consent, authorization or order of, and no filing with, any court, government agency or other body, foreign or domestic, is required for the valid issuance, sale and delivery, of the Securities and the consummation of the transactions and agreements contemplated by this Agreement, the Warrant Agreement, the Trust Agreement, Underwriter’s Purchase Option, the Registration Rights Agreement and the Subscription Agreement and as contemplated by the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, except with respect to applicable foreign, federal and state securities laws and the rules and regulations promulgated by FINRA.

2.12.3                   Jurisdiction and Designation. The Company has the power to submit, and pursuant to Section 10.7 of this Agreement has, to the extent permitted by law, legally, validly, effectively and irrevocably submitted, to the jurisdiction of any New York State or United States Federal court sitting in The City of New York, Borough of Manhattan, and has the power to designate, appoint and empower, and pursuant to Section 10.7 of this Agreement, has legally, validly and effectively designated, appointed and empowered an agent for service of process in any suit or proceeding based on or arising under this Agreement in any New York State or United States Federal court sitting in The City of New York.

2.13         D&O Questionnaires.  To the Company’s knowledge, all information contained in the questionnaires (“Questionnaires”) completed by each of the Company’s shareholders, officers, directors and Placement Investors (“Insiders”) and provided to the Underwriter and the biographies of the Insiders (to the extent a biography is intended) contained in the Registration Statement, Sale Preliminary Prospectus and the Prospectus is true and correct and the Company has not become aware of any information which would cause the information disclosed in the questionnaires completed by each Insider to become inaccurate, incorrect or incomplete.

2.14         Litigation; Governmental Proceedings.  There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending, or to the Company’s knowledge, threatened against or involving the Company or any Insider or any shareholder or member of an Insider that has not been disclosed, that is required to be disclosed, in the Registration Statement, the Sale Preliminary Prospectus, the Prospectus or the Questionnaires.

2.15         Good Standing.  The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of the jurisdiction of incorporation. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a material adverse effect on the assets, business or operations of the Company (a “Material Adverse Effect”).

2.16         Stop Orders.  The Commission has not issued any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus, the Sale Preliminary Prospectus or the Prospectus or any part thereof and to the Company’s knowledge, has not threatened to issue any such order.

2.17         No Contemplation of a Business Combination.  Prior to the date hereof, no Company Affiliate (as hereinafter defined) has, and as of the Closing, the Company and such Company Affiliates will not have: (a) had any specific Business Combination under consideration or contemplation; (b) directly or indirectly, contacted any potential operating assets, business or businesses that the Company may seek to consummate a Business Combination (each, a “Target Business”) or any owner, officer, director, manager, agent or representative thereof or had any substantive discussions, formal or otherwise, with respect to effecting any potential Business Combination with the Company or taken any measure, directly or indirectly to locate a Target Business; or (c) engaged or retained any agent or other representative to identify or locate any Target Business for the Company.

2.18         Transactions Affecting Disclosure to FINRA.

2.18.1           Finder’s Fees.  There are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any Insider with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or to the Company’s knowledge, any Insider that may affect the Underwriter’s compensation, as determined by FINRA.

2.18.2           Payments Within Twelve Months.  The Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) any FINRA member; or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the twelve months prior to the Effective Date, other than the prior payments to the Underwriter described in the Registration Statement and the Prospectus and payment to the Underwriter as provided hereunder in connection with the Offering.

2.18.3           FINRA Affiliation.  No Officer or Director or any beneficial owner (including the Insiders) of any class of the Company’s unregistered securities (whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived) has any direct or indirect affiliation or association with any FINRA member (as determined in accordance with the rules and regulations of FINRA).  The Company will advise the Underwriter and EG&S if it learns that any officer, director or owner of at least 5% of the Company’s outstanding Ordinary Shares (or securities convertible into Ordinary Shares) (any such individual or entity, a “Company Affiliate”) is or becomes an affiliate or associated person of a FINRA member participating in the Offering.

2.18.4           No Company Affiliate is an owner of stock or other securities of any member of FINRA (other than securities purchased on the open market).

2.18.5           No Company Affiliate has made a subordinated loan to any member of FINRA.

2.18.6           No proceeds from the sale of the Public Securities (excluding underwriting compensation) or the Placement Warrants, will be paid to any FINRA member, or any persons associated or affiliated with a member of FINRA, except as specifically authorized herein.

2.18.7           Except as contemplated herein with respect to the Underwriter, the Company has not issued any warrants or other securities, or granted any options, directly or indirectly to anyone who is a potential underwriter in the Offering or a related person (as defined by FINRA rules) of such an underwriter within the 180-day period prior to the initial filing date of the Registration Statement.

2.18.8           No person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Registration Statement has any relationship or affiliation or association with any member of FINRA.

2.18.9           To the Company’s knowledge, no FINRA member intending to participate in the Offering has a conflict of interest with the Company.  For this purpose, a “conflict of interest” exists when a member of FINRA and/or its associated persons, parent or affiliates in the aggregate beneficially own 10% or more of the Company’s outstanding subordinated debt or common equity, or 10% or more of the Company’s preferred equity.   “Members participating in the Offering” include managing agents, syndicate group members and all dealers which are members of FINRA.

2.18.10          Except with respect to the Underwriter in connection with the Offering, the Company has not entered into any agreement or arrangement (including, without limitation, any consulting agreement or any other type of agreement) during the 180-day period prior to the initial filing date of the Registration Statement, which arrangement or agreement provides for the receipt of any item of value and/or the transfer or issuance of any warrants, options, or other securities from the Company to a FINRA member, any person associated with a member (as defined by FINRA rules), any potential Underwriter in the Offering and/or any related persons.

2.19         Taxes.

2.19.1            There are no transfer taxes or other similar fees or charges under British Virgin Islands law, U.S. federal law or the laws of any U.S. state or any political subdivision of the British Virgin Islands or the United States, required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Public Securities and the Underwriter’s Securities.

2.19.2            The Company has filed all non-U.S., U.S. federal, state and local tax returns required to be filed with taxing authorities prior to the date hereof in a timely manner or has duly obtained extensions of time for the filing thereof.  The Company has paid all taxes shown as due on such returns that were filed and has paid all taxes imposed on it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable.  The Company has made appropriate provisions in the applicable financial statements referred to in Section 2.5.1 above in respect of all federal, state, local and foreign income and franchise taxes for all current or prior periods as to which the tax liability of the Company has not been finally determined.

2.19.3            Except for any income or franchise taxes imposed on the Underwriter by the British Virgin Islands or the United States or any political subdivision or taxing authority thereof or therein as a result of any present or former connection between the Underwriter and the jurisdiction imposing such tax, no value added tax will have to be charged by the Company and no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriter to the British Virgin Islands or the United States or any political subdivision or taxing authority thereof or therein, in connection with (i) the issuance and authentication of the Securities; (ii) the sale of the Securities to the Underwriter in the manner contemplated herein; or (iii) the resale and delivery of such Securities by the Underwriter in the manner contemplated in the Sale Preliminary Prospectus and the Prospectus.

2.20        Foreign Corrupt Practices Act; Anti-Money Laundering; Patriot Act

2.20.1            Foreign Corrupt Practices Act.  Neither the Company nor to the Company’s knowledge any of the Insiders or any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a Material Adverse Effect, or (iii) if not continued in the future, might adversely affect the assets, business or operations of the Company.  The Company has taken reasonable steps to ensure that its accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

2.20.2            Currency and Foreign Transactions Reporting Act.  The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transaction Reporting Act of 1970, as amended, including the Money Laundering Control Act of 1986, as amended, the rules and regulations thereunder and any related or similar money laundering statutes, rules, regulations or guidelines, issued, administered or enforced by any Federal governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

2.20.3            Patriot Act.  Neither the Company nor to the Company’s knowledge, any Company Affiliate has violated the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, and/or the rules and regulations promulgated under any such law, or any successor law.

2.21         Officers’ Certificate.  Any certificate signed by any duly authorized officer or officers of the Company in connection with the Offering and delivered to the Underwriter or to EG&S shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

2.22         Warrant Agreement.  The Company has entered into a warrant agreement with respect to the Warrants, the Underwriter’s Warrants and Placement Warrants with CST substantially in the form filed as an exhibit to the Registration Statement (“Warrant Agreement”).

2.23         Agreements With Insiders.

2.23.1           Insider Letters.  The Company has caused to be duly executed legally binding and enforceable agreements (except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (ii) as enforceability of any indemnification, contribution or noncompete provision may be limited under foreign, federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought), a form of which is annexed as an exhibit to the Registration Statement (“Insider Letter”), pursuant to which each of the Insiders of the Company agree to certain matters.

2.23.2            Subscription Agreements.  Each of the Placement Investors has executed and delivered a subscription agreement, the form of which is annexed as an exhibit to the Registration Statement (the “Subscription Agreement”), pursuant to which the Placement Investors will, among other things, on the Closing Date, purchase and deliver the purchase price for 3,600,000 Placement Investor Warrants, in the Warrant Private Placement.  Pursuant to the Subscription Agreement, (i) the Placement Investors have waived any and all rights and claims they may have to any proceeds, and any interest thereon, held in the Trust Account in respect of the Placement Securities, and (ii) $2,700,000 of the proceeds from the sale of the Placement Investor Warrants will be deposited by the Company in the Trust Account in accordance with the terms of the Trust Agreement on the Closing Date.

2.23.3           Lock-up Agreement.  The Company has caused each of the Insider Shareholders to enter into a lock-up agreement contained in an Insider Letter with the Company substantially in the form filed as an exhibit to the Registration Statement whereby the Insider Shares owned by such parties prior to the Offering will not be released from transfer restrictions for a period (the “Lock-up Period”) commencing on the Effective Date until (i) with respect to 20% of such Insider Shares, upon consummation of the Business Combination, (ii) with respect to 20% of such Insider Shares, when the closing price of the Company’s Ordinary Shares exceeds $12.00 for any 20 trading days within a 30-trading day period following the consummation of the Business Combination; (iii) with respect to 20% of the Insider Shares, when the closing price of the Company’s Ordinary Shares exceeds $13.50 for any 20 trading days within a 30-trading day period following the consummation of the Business Combination; (iv) with respect to 20% of the Insider Shares, when the closing price of the Company’s Ordinary Share’s exceeds $15.00 for any 20 trading days within a 30-trading day period following the consummation of the Business Combination; (v) with respect to 20% of the Insider Shares, when the closing price of the Company’s Ordinary Share’s exceeds $17.00 for any 20 trading days within a 30-trading day period following the consummation of the Business Combination; and (vi) with respect to 100% of the Insider Shares, immediately if following the Business Combination the Company engages in a transaction (1) resulting in all of the Company’s shareholders having the right to exchange their shares for cash or other securities or (2) involving a merger or other change in the majority of the Board of Directors or management team in which the Company is the surviving entity.  During the Lock-up Period, such parties shall be prohibited from selling or otherwise transferring such Insider Shares, except such Insider Shareholders shall retain the right to vote such that the Insider shareholders shall be permitted to make Permitted Transfers. As used herein, “Permitted Transfers” refer to (a) transfers (i) to the Company’s officers or directors, any affiliates or family members of any of the Company’s officers or directors, any Insider Shareholder, or any affiliates of any Insider Shareholder; (ii) by gift to a member of one of the members of any Insider Shareholder’s immediate family or to a trust, the beneficiary of which is a member of an Insider Shareholder’s immediate family, an affiliate of any Insider Shareholder or to a charitable organization; (iii) by virtue of laws of descent and distribution upon death of one of the Insider Shareholders; (iv) pursuant to a qualified domestic relations order; (v) by private sales at prices no greater than the price at which the securities were originally purchased; or (vi) in the event of our liquidation prior to our completion of Business Combination; or (b) subsequent to the consummation of a Business Combination, transfers in the event the  Company consummates a liquidation, merger, share exchange or other similar transaction which results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property; provided, however, in the case of each of clauses (a)(i) through (a)(iv), that the permitted transferees must enter into a written agreement agreeing to be bound by the transfer restrictions set forth above. Until 30 days after the completion of a Business Combination, the Placement Warrant Investors shall not, except as described in the Prospectus, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder, with respect to the Placement Securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Placement Securities, whether any such transaction is to be settled by delivery of Ordinary Shares or such other securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii). The Insider Letters are enforceable against each of the Insider Shareholders and will not, with or without the giving of notice or the lapse of time or both, result in a breach of, or conflict with, any of the terms and provisions of, or constitute a default under, an agreement or instrument to which any of the Insider Shareholders is a party.  The Insider Letters shall not be amended, modified or otherwise changed without the prior written consent of the Underwriter.

2.23.4           No Fiduciary Relationship in Pricing.  The Company acknowledges and agrees that (i) the purchase and sale of the Units pursuant to this Agreement is an arm’s-length commercial transaction pursuant to a contractual relationship between the Company and the Underwriter, (ii) in connection therewith and with the process leading to such transaction, the Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement, (iv) in no event do the parties intend that the Underwriter act or be responsible as a fiduciary to the Company, its management, shareholders, creditors or any other person in connection with any activity that the Underwriter may undertake or have undertaken in furtherance of this offering of the Company’s Securities, either before or after the date hereof and (v) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate.  The Underwriter hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect.  The Company agrees that it will not claim that the Underwriter, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.  The Company and the Underwriter agree that they are each responsible for making their own independent judgment with respect to any such transactions, and that any opinions or views expressed by the Underwriter to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company.  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriter with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

2.23.5           Registration Rights Agreement. The Company, the Insider Shareholders and the Placement Investors have entered into a Registration Rights Agreement (“Registration Rights Agreement”) substantially in the form annexed as an exhibit to the Registration Statement, whereby such parties will be entitled to certain registration rights with respect to the securities they hold or may hold, as set forth in such Registration Rights Agreement and described more fully in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.

2.24         Investment Management Trust Agreement.  The Company has entered into the Trust Agreement with respect to certain proceeds of the Offering and the Warrant Private Placement substantially in the form annexed as an exhibit to the Registration Statement.

2.25         No Existing Non-Competition Agreements.  No Insider is subject to any non-competition agreement or non-solicitation agreement with any employer or prior employer which could materially affect his ability to be an employee, officer and/or director of the Company.  No officer or director of the Company is subject to any non-competition agreement or non-solicitation agreement with any employer or prior employer that could materially affect each respective director’s or officer’s ability to be and act in the capacity of a director or officer of the Company.

2.26         Investments.  No more than 45% of the “value” (as defined in Section 2(a)(41) of the Investment Company Act of 1940, as amended (“Investment Company Act”)) of the Company’s total assets consist of, and no more than 45% of the Company’s net income after taxes is derived from, securities other than “Government Securities” (as defined in Section 2(a)(16) of the Investment Company Act) or money market funds meeting certain conditions under Rule 2a-7 of the Investment Company Act.

2.27         Investment Company Act.  The Company is not required, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Sale Preliminary Prospectus and Prospectus will not be required, to register as an “investment company” under the Investment Company Act.

2.28         Subsidiaries.  The Company does not own an interest in any corporation, partnership, limited liability company, joint venture, trust or other business entity.

2.29         Related Party Transactions.  No relationship, direct or indirect, exists between or among any of the Company or any Company Affiliate, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any Company Affiliate, on the other hand, which is required by the Act, the Exchange Act or the Regulations to be described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus which is not so described as required.  There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and Prospectus.  The Company has not extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or officer of the Company.

2.30         No Influence.  The Company has not offered, or caused the Underwriter to offer, the Firm Units to any person or entity with the intention of unlawfully influencing: (a) a customer or supplier of the Company or any affiliate of the Company to alter the customer’s or supplier’s level or type of business with the Company or such affiliate or (b) a journalist or publication to write or publish favorable information about the Company or any such affiliate.

2.31         Sarbanes-Oxley.  The Company is, or on the Closing Date will be, in material compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder, that are applicable to it as of the date hereof.

2.32         Distribution of Offering Material by the Company. The Company has not distributed and will not distribute, prior to the later of the Closing Date and the completion of the Underwriter’s distribution of the Units, any offering material in connection with the offering and sale of the Units other than the Sale Preliminary Prospectus and the Prospectus, in each case as supplemented and amended.

2.33         Dividends and Distributions. Under the current laws and regulations of the British Virgin Islands all dividends and other distributions declared and payable on Ordinary Shares in cash may be freely transferred out of British Virgin Islands and may be paid in, or freely converted into, United States dollars, in each case without there being required any consent, approval, authorization or order of, or qualification with, any court or governmental agency or body in British Virgin Islands; and except as disclosed in the Sale Preliminary Prospectus, all such dividends and other distributions will not be subject to withholding, value added or other taxes under the laws and regulations of British Virgin Islands.

2.34         Foreign Private Issuer. The Company is a “foreign private issuer,” as defined in Rule 405 of the Act.

2.35         Passive Foreign Investment Company. Based on the projected composition of its income and valuation of its assets, including goodwill, the Company does not expect to be a passive foreign investment company (“PFIC”) within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, for the taxable year ending on December 31, 2012 and does not expect to become a PFIC in the future.

2.36         NASDAQ. The Public Securities have been authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution, on the NASDAQ Capital Market, and the Company knows of no reason or set of facts that is likely to adversely affect such authorization.

2.37         Board of Directors. As of the Effective Date, the Board of Directors of the Company will be comprised of the persons set forth under the heading of the Sale Preliminary Prospectus and the Prospectus captioned “Management.” As of the Effective Date, the qualifications of the persons serving as board members and the overall composition of the board will comply with the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder and the rules of the NASDAQ Capital Market that are, in each case, applicable to the Company. As of the Effective Date, the Company will have an Audit Committee that satisfies the applicable requirements under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder and the rules of the NASDAQ Capital Market.

3.           Covenants of the Company.  The Company covenants and agrees as follows:

3.1           Amendments to Registration Statement.  The Company will deliver to the Underwriter, prior to filing, any amendment or supplement to the Registration Statement, any Preliminary Prospectus or the Prospectus proposed to be filed after the Effective Date and the Company shall not file any such amendment or supplement to which the Underwriter shall reasonably object in writing.

3.2           Federal Securities Laws.

3.2.1           Compliance.  During the time when a Prospectus is required to be delivered under the Act, the Company will use its best efforts to comply with all requirements imposed upon it by the Act, the Regulations and the Exchange Act and by the regulations under the Exchange Act, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Sale Preliminary Prospectus and the Prospectus.  If at any time when a Prospectus relating to the Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or counsel for the Underwriter, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Act, the Company will notify the Underwriter promptly and prepare and file with the Commission, subject to Section 3.1 hereof, an appropriate amendment or supplement in accordance with Section 10 of the Act.

3.2.2           Filing of Final Prospectus.  The Company will file the Prospectus (in form and substance satisfactory to the Underwriter) with the Commission pursuant to the requirements of Rule 424 of the Regulations.

3.2.3           Exchange Act Registration.  The Company will use its best efforts to maintain the registration of the Public Securities and the Underwriter’s Securities under the provisions of the Exchange Act (except in connection with a going-private transaction) for a period of five years from the Effective Date, or until the Company is required to be liquidated or is acquired, if earlier, or, in the case of the Warrants, until the Warrants expire and are no longer exercisable.  The Company will not deregister the Public Securities or the Underwriter’s Securities under the Exchange Act without the prior written consent of the Underwriter.

3.2.4           Exchange Act Filings.   From the Effective Date until the earlier of five years after the consummation of the Company’s initial Business Combination, or the liquidation of the Trust Account if a Business Combination is not consummated by the Termination Date, the Company shall timely file with the Commission via the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) such statements and reports as are required to be filed by a company registered under Section 12(b) of the Exchange Act, as if the Company were a company incorporated in the United States (it being agreed, however, that with respect to quarterly and annual financial information, the Company may furnish such information on Form 6-K or Form 20-F, as the case may be, and with respect to proxy solicitation materials a preliminary proxy statement shall not be required to be filed with the Commission or delivered to the Company’s shareholders).

3.2.5           Sarbanes-Oxley Compliance.  As soon as it is legally required to do so, the Company shall take all actions necessary to obtain and thereafter maintain material compliance with each applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by any other governmental or self regulatory entity or agency with jurisdiction over the Company.

3.3           Free-Writing Prospectus and Testing-the-Waters.  The Company represents and agrees that it has not made and will not make any offer relating to the Public Securities that would constitute an issuer free writing prospectus, as defined in Rule 433 under the Act, or that would otherwise constitute a “free writing prospectus” as defined in Rule 405, without the prior consent of the Underwriter.  The Company (a) has not engaged in any Testing-the-Waters Communication and (b) has not authorized anyone to engage in Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications. “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Act. “Written Testing-the-Waters Communications” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

3.4           Intentionally Omitted.

3.5            Delivery to Underwriter of Prospectuses.  The Company will deliver to the Underwriter, without charge and from time to time during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, such number of  copies of each Preliminary Prospectus and the Prospectus as the Underwriter may reasonably request and, as soon as the Registration Statement or any amendment or supplement thereto becomes effective, deliver to the Underwriter, upon its request, the two manually executed Registration Statements, including exhibits, and all post-effective amendments thereto and copies of all exhibits filed therewith or incorporated therein by reference and all manually executed consents of certified experts.

3.6           Effectiveness and Events Requiring Notice to the Underwriter.  The Company will use its best efforts to cause the Registration Statement to remain effective and will notify the Underwriter immediately and confirm the notice in writing: (i) of the effectiveness of the Registration Statement and any amendment thereto; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or of the initiation, or the threatening, of any proceeding for that purpose; (iii) of the issuance by any foreign or state securities commission of any proceedings for the suspension of the qualification of the Public Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus; (v) of the receipt of any comments or request for any additional information from the Commission; and (vi) of the happening of any event during the period described in Section 3.5 hereof that, in the judgment of the Company, makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, and in light of the circumstances under which they were made, not misleading.  If the Commission or any foreign or state securities commission shall enter a stop order or suspend such qualification at any time, the Company will make every reasonable effort to obtain promptly the lifting of such order.

3.7           Review of Financial Statements.  Until the earlier of five years from the Effective Date (or, if the Company is a foreign private issuer, until the completion of the Business Combination), or until such earlier time upon which the Company is required to be liquidated and dissolved or is no longer subject to the reporting requirements of the Exchange Act, the Company, at its expense, shall cause its regularly engaged independent certified public accountants to review (but not audit) the Company’s financial statements for each of the first three fiscal quarters prior to the furnishing of its quarterly results on a Report of Foreign Private Issuer on Form 6-K.

3.8           Affiliated Transactions.

3.8.1           Business Combinations.  The Company will not consummate a Business Combination with any entity that is affiliated with any Insider unless the Company obtains an opinion from an independent investment banking firm or another independent entity reasonably acceptable to the Underwriter that the Business Combination is fair to the Company’s shareholders from a financial perspective.  No Insider or any affiliate of an Insider shall receive any fees of any type (other than reimbursement of ordinary and customary expenses incurred on behalf of the Company) in connection with any Business Combination.

3.8.2           Compensation to Insiders.  Except as set forth in this Section 3.8 or as otherwise disclosed in the Prospectus, the Company shall not pay any of the Insiders or any of their affiliates any fees or compensation from the Company, for services rendered to the Company prior to, or in connection with, the consummation of a Business Combination; provided that the Insiders shall be entitled to reimbursement from the Company for their reasonable out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

3.8.3               Services Agreement. The Company has entered into the Administrative Services Agreement (“Administrative Services Agreement”) with Collabrium Advisors LLP and Eureka Company Limited pursuant to which such entities will make available to the Company general and administrative services including office space, utilities and secretarial support for the Company’s use for an aggregate of $7,500 per month, payable until the consummation by the Company of a Business Combination. The Company shall not enter into any other arrangement for the provision of such services with any Insiders or their affiliates that will require the Company to pay in excess of $7,500 per month for such services.

3.9         Secondary Market Trading and Standard & Poor’s. If the Company does not maintain the listing of the Public Securities on NASDAQ or another national securities exchange, the Company will apply to be included in Standard & Poor’s Daily News and Corporation Records Corporate Descriptions for a period of five years from the consummation of a Business Combination. The Company shall also take such other action as may be reasonably requested by the Underwriter to obtain a secondary market trading exemption in such other states as may be requested by the Underwriter.

3.10         Financial Public Relations Firm.  Promptly after the execution of a definitive agreement for a Business Combination, the Company shall retain a financial public relations firm reasonably acceptable to the Underwriter for a term to be agreed on by the Company and the Underwriter.

3.11         Reports to the Underwriter.

3.11.1           Periodic Reports, Etc.  For a period of five years from the Effective Date or until such earlier time upon which the Company is required to be liquidated, the Company will furnish to the Underwriter and its counsel copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities, and promptly furnish to the Underwriter (i) a copy of each periodic report the Company shall be required to file with the Commission, (ii) a copy of every press release and every news item and article with respect to the Company or its affairs that was released by the Company, (iii) a copy of each Report of Foreign Private Issuer on Form 6-K or Schedules 13D, 13G, 14D-1 or 13E-4 received or prepared by the Company, (iv) two (2) copies of each registration statement filed by the Company with the Commission under the Act, and (v) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Underwriter may from time to time reasonably request; provided the Underwriter shall sign, if requested by the Company, a Regulation FD compliant confidentiality agreement which is reasonably acceptable to the Underwriter and its counsel in connection with the Underwriter’s receipt of such information.  Documents filed with the Commission pursuant to its EDGAR system shall be deemed to have been delivered to the Underwriter pursuant to this Section.

3.11.3           Intentionally Omitted.

3.12         Disqualification of Form F-1 and/or S-1.  Until the earlier of seven years from the date hereof or until the Warrants have either expired and are no longer exercisable or have all been exercised, the Company will not take any action or actions which may prevent or disqualify the Company’s use of Form F-1 or F-3 and/or Form S-1 or S-3 (or other appropriate form) for the registration of the Ordinary Shares issuable upon exercise of the Warrants under the Act.

3.13         Payment of Expenses.  The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date, if any, to the extent not paid at Closing Date, all Company expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to (i) the preparation, printing, filing and mailing (including the payment of postage with respect to such mailing) of the Registration Statement, the Preliminary Sale Prospectus and the Prospectus and the printing and mailing of this Agreement and related documents, including the cost of all copies thereof and any amendments thereof or supplements thereto supplied to the Underwriter in quantities as may be required by the Underwriter, (ii) the printing, engraving, issuance and delivery of the Units, the Ordinary Shares and the Warrants included in the Units, including any transfer or other taxes payable thereon, (iii) filing fees (and legal fees of the Underwriter’s counsel in amount no to exceed $15,000) incurred in registering the Offering with FINRA, (iv) fees, costs and expenses incurred in listing the Securities on the NASDAQ Capital Market or such other stock exchanges as the Company and the Underwriter together determine, (v) all fees and disbursements of the transfer and warrant agent, (vi) all Company’s expenses associated with “due diligence” and “road show” meetings arranged by the Underwriter and any presentations made available by way of a netroadshow, including without limitation trips for the Company’s management to meet with prospective investors, all travel, food and lodging expenses associated with such trips incurred by the Company or such management; (vii) the preparation, binding and delivery of velo-bound transaction “bibles,” in quantities and form and style reasonably satisfactory to the Underwriter and Lucite cube mementos in such quantities as the Underwriter may reasonably request; and (viii) all other costs and expenses customarily borne by an issuer incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 3.13.  The Company acknowledges that it has advanced to the Underwriter an aggregate amount of $25,000 for its anticipated out-of-pocket accountable expenses.  The Underwriter shall reimburse the Company for such advance on the Closing Date.   If the Offering contemplated by this Agreement is not consummated by reason of the Company electing not to proceed with the Offering, then the Company shall reimburse the Underwriter in full for their actual accountable out of pocket expenses incurred, including, without limitation, its reasonable legal fees and disbursements and “road show” and due diligence expenses, less any amounts previously paid by the Company (up to $75,000.

3.14         Intentionally Omitted.

3.15         Application of Net Proceeds.  The Company will apply the net proceeds from the Offering and Warrant Private Placement received by it in a manner consistent with the application described under the caption “Use of Proceeds” in the Prospectus.

3.16         Delivery of Earnings Statements to Security Holders.  The Company will make generally available to its security holders as soon as practicable, but not later than the first day of the fifteenth full calendar month following the Effective Date, an earnings statement (which need not be certified by independent public or independent certified public accountants unless required by the Act or the Regulations, but which shall satisfy the provisions of Rule 158(a) under Section 11(a) of the Act) covering a period of at least twelve consecutive months beginning after the Effective Date.

3.17         Notice to FINRA.

3.17.1           Notice to FINRA. For a period of 90 days after the date of the Prospectus, in the event any person or entity (regardless of any FINRA affiliation or association) is engaged, in writing, to assist the Company in its search for a Target Business (as defined below) or to provide any other services in connection therewith, the Company will provide the following to FINRA and the Underwriter prior to the consummation of the Business Combination: (i) complete details of all services and copies of agreements governing such services; and (ii) justification as to why the person or entity providing the merger and acquisition services should not be considered an “underwriter and related person” with respect to the Offering, as such term is defined in Rule 5110 of the FINRA Manual. The Company also agrees that, if required by law, proper disclosure of such arrangement or potential arrangement will be made in the tender offer documents or proxy statement which the Company will file with the Commission in connection with the Business Combination.

3.17.2           FINRA.  The Company shall advise the Underwriter (who shall make an appropriate filing with FINRA) if it is aware that any 5% or greater shareholder of the Company becomes an affiliate or associated person of a FINRA member participating in the distribution of the Public Securities.

3.17.3           Broker/Dealer.  In the event the Company intends to register as a broker/dealer, merge with or acquire a registered broker/dealer, or otherwise become a member of FINRA, it shall promptly notify FINRA.

3.18         Stabilization.  Neither the Company, nor to its knowledge any of its employees, directors or shareholders (without the consent of the Underwriter) has taken or will take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Units.

3.19         Existing Lock-Up Agreement. The Company will enforce all existing agreements between the Company and any of its security holders that prohibit the sale, transfer, assignment, pledge or hypothecation of any of the Securities in connection with the Offering. In addition, the Company will direct the Transfer Agent to place stop transfer restrictions upon any such Securities of the Company that are bound by such existing “lock-up” agreements for the duration of the periods contemplated in such agreements.

3.20         Payment of Deferred Corporate Finance Fee on Business Combination; Right of First Refusal.

3.20.1                 Upon the consummation of a Business Combination, the Company agrees that it will pay the Deferred Corporate Finance Fee out of funds in the Trust Account delivered to the Company in accordance with Section 1.3.

3.20.2         For a period of thirty-six (36) months following the Effective Date, the Company shall grant the Underwriter a right of first refusal to act,  as lead underwriter or as co-manager with at least fifty (50%) percent of the economics (or, in the case of a three-underwriter or three-placement agent transaction, 33% of the economics) for any and all public and private equity and debt offerings (excluding credit facilities) of the Company or its successors, during such period, for which the Company engages an underwriter or manager, so long as the proposed compensation to be received by the Underwriter does not exceed customary market terms for equivalent issuers offered by reputable investment banks. Notwithstanding, such right of first refusal shall not apply to offerings led outside of the United States.

3.21         Internal Controls.  The Company will maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.22         Accountants.  Until the earlier of five years from the Effective Date or until such earlier time upon which the Company is required to be liquidated, the Company shall retain Marcum or another independent registered public accounting firm reasonably acceptable to the Underwriter.

3.23         Form 6-K.  The Company shall, on or prior to the date hereof, retain its independent registered public accounting firm to audit the financial statements of the Company as of the Closing Date (“Audited Financial Statements”) reflecting the receipt by the Company of the proceeds of the Offering and the Warrant Private Placement.  Within four business days after the Closing Date, the Company shall file a Report of Foreign Private Issuer on Form 6-K with the Commission, which Report shall contain the Company’s Audited Financial Statements.  Promptly after the Option Closing Date, if the Over-allotment Option is exercised after the Closing Date, the Company shall file with the Commission a Report of Foreign Private Issuer on Form 6-K or an amendment to the Form 6-K to provide updated financial information to reflect the exercise of such option.

3.24         Corporate Proceedings.  All corporate proceedings and other legal matters necessary to carry out the provisions of this Agreement and the transactions contemplated hereby shall have been done to the reasonable satisfaction to EG&S.

3.25         Investment Company.  The Company shall cause the proceeds of the Offering to be held in the Trust Account to be invested only in U.S. government treasury bills with a maturity of 180 days or less or or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act as set forth in the Trust Agreement and disclosed in the Prospectus.  The Company will otherwise conduct its business in a manner so that it will not become subject to the Investment Company Act.  Furthermore, once the Company consummates a Business Combination, it shall be engaged in a business other than that of investing, reinvesting, owning, holding or trading securities.

3.26         Intentionally Omitted.

3.27         Amendments to Memorandum and Articles of Association.

3.27.1           The Company covenants and agrees, that prior to its initial Business Combination it will not seek to amend or modify its Memorandum and Articles of Association, as amended, including, but not limited to Regulation 23, except as set forth in the Memorandum and Articles of Association.

3.27.2           The Company acknowledges that the purchasers of the Public Securities in the Offering shall be deemed to be third party beneficiaries of this Agreement and specifically this Section 3.27.

3.28         Press Releases.  The Company agrees that it will not issue press releases or engage in any other publicity, without the Underwriter’s prior written consent (not to be unreasonably withheld), for a period of forty (40) days after the Closing Date.  Notwithstanding, in no event shall the Company be prohibited from issuing any press releases or engaging in any other publicity required by law.

3.29         Insurance.  The Company will maintain directors’ and officers’ insurance (including insurance covering the Company, its directors and officers for liabilities or losses arising in connection with this Offering, including, without limitation, liabilities or losses arising under the Act, the Exchange Act, the Regulations and any applicable foreign securities laws).

3.30         Electronic Prospectus.  The Company shall cause to be prepared and delivered to the Underwriter, at the Company’s expense, promptly, but in no event later than two (2) Business Days from the effective date of this Agreement, an Electronic Prospectus to be used by the Underwriter in connection with the Offering.  As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Underwriter, that may be transmitted electronically to offerees and purchasers of the Units for at least the period during which a prospectus relating to the Units is required to be delivered under the Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Underwriter, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for on-line time).

3.31         Warrant Private Placement Proceeds.  On or prior to the Effective Date, the Company shall have deposited $2,700,000 of the proceeds from the Warrant Private Placement to the Placement Investors in the Trust Account or to Graubard Miller who will transfer such amount to the Trust Account on the Closing Date and shall provide the Underwriter with evidence of the same.  The Warrant Private Placement shall be consummated on the Closing Date.

3.32         Future Financings.  The Company agrees that neither it, nor any successor or subsidiary of the Company, will consummate any public or private equity or debt financing prior to the consummation of a Business Combination, unless all investors in such financing expressly waive, in writing, any rights in or claims against the Trust Account.

3.33         Amendments to Agreements. The Company shall not amend, modify or otherwise change the Warrant Agreement, Trust Agreement, Registration Rights Agreement, Administrative Services Agreement, Subscription Agreement or any Insider Letter without the prior written consent of the Underwriter.

3.34         NASDAQ. Until the consummation of a Business Combination, the Company will use its best efforts to maintain the listing of the Public Securities on the NASDAQ Capital Market or a national securities exchange acceptable to the Underwriter.

3.35         Reservation of Shares.  The Company will reserve and keep available that maximum number of its authorized but unissued securities which are issuable upon exercise of the Warrants, Placement Warrants and the Underwriter’s Securities outstanding from time to time.

3.36         Emerging Growth Company.  From the enactment of the Jumpstart Our Business Startups Act on April 5, 2012 through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Act (an “Emerging Growth Company”).

4.           Conditions of Underwriter’s Obligations.  The obligations of the Underwriter to purchase and pay for the Units, as provided herein, shall be subject to the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Closing Date and the Option Closing Date, if any, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof and to the performance by the Company of its obligations hereunder and to the following conditions:

4.1           Regulatory Matters.

4.1.1           Effectiveness of Registration Statement.  The Registration Statement shall have become effective not later than 4:00 p.m., New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Underwriter, and, at each of the Closing Date and the Option Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for the purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of EG&S.

4.1.2           FINRA Clearance.  By the Effective Date, the Underwriter shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Underwriter as described in the Registration Statement.

4.1.3           No Blue Sky Stop Orders.  No order suspending the sale of the Units in any jurisdiction designated by the Underwriter pursuant to Section 3.4 hereof shall have been issued on either of the Closing Date or the Option Closing Date, and no proceedings for that purpose shall have been instituted or, to the Company’s knowledge, shall be contemplated.

4.1.4           No Commission Stop Order.  At the Closing Date, the Commission has not issued any order or threatened to issue any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any part thereof, and has not instituted or, to the Company’s knowledge, threatened to institute any proceedings with respect to such an order.

4.1.5           NASDAQ. The Securities shall have been approved for listing on the NASDAQ Capital Market, subject to official notice of issuance and evidence of satisfactory distribution, satisfactory evidence of which shall have been provided to the Underwriter.

4.2           Company Counsel Matters.

4.2.1           Closing Date and Option Closing Date Opinions of Counsel.  On the Closing Date and the Option Closing Date, if any, the Underwriter shall have received the favorable opinion and negative assurance statement of Graubard Miller and the favorable opinion of Ogier and Nishimura & Asahi each dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriter and in form and substance satisfactory to the Underwriter and EG&S.

4.2.2           Reliance.  In rendering such opinions, such counsel may rely (i) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinions, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the Underwriter and EG&S) of other counsel reasonably acceptable to the Underwriter and EG&S, familiar with the applicable laws, and (ii) as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company and officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to the Underwriter’s counsel if requested.  The opinions of counsel for the Company and any opinion relied upon by such counsel for the Company shall include a statement to the effect that it may be relied upon by counsel for the Underwriter in its opinion delivered to the Underwriter.

4.3           Comfort Letter.  At the time this Agreement is executed, and at each of the Closing Date and the Option Closing Date, if any, the Underwriter shall have received a letter, addressed to the Underwriter and in form and substance satisfactory in all respects (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) to the Underwriter and to EG&S from Marcum dated, respectively, as of the date of this Agreement and as of the Closing Date and the Option Closing Date, if any:

(i)           Confirming that they are independent accountants with respect to the Company within the meaning of the Act and the applicable Regulations and that they have not, during the periods covered by the financial statements included in the Registration Statement, Preliminary Prospectus, Sale Preliminary Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act;

(ii)           Stating that in their opinion the financial statements of the Company included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the published Regulations thereunder;

(iii)          Stating that, on the basis of their review, which included a reading of the latest available unaudited interim financial statements of the Company (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the shareholders and Board of Directors and the various committees of the Board of Directors, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention that would lead them to believe that (a) the unaudited financial statements of the Company included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations or are not fairly presented in conformity with GAAP applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, or (b) at a date not later than five days prior to the Effective Date, Closing Date or Option Closing Date, as the case may be, there was any change in the capital stock or long-term debt of the Company, or any decrease in the shareholders’ equity of the Company as compared with amounts shown in the April 15, 2012 balance sheet included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, other than as set forth in or contemplated by the Registration Statement, the Sale Preliminary Prospectus and the Prospectus or, if there was any decrease, setting forth the amount of such decrease, and (c) during the period from April 15, 2012 to a specified date not later than five days prior to the Effective Date, Closing Date or Option Closing Date, as the case may be, there was any decrease in revenues, net earnings or net earnings per Ordinary Share, in each case as compared with the corresponding period in the preceding year and as compared with the corresponding period in the preceding quarter, other than as set forth in or contemplated by the Registration Statement the Sale Preliminary Prospectus and the Prospectus, or, if there was any such decrease, setting forth the amount of such decrease;

(iv)          Setting forth, at a date not later than five days prior to the Effective Date, the amount of liabilities of the Company (including a break-down of commercial papers and notes payable to banks);

(v)           Stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement;

(vi)         Stating that they have not, since the Company’s incorporation, brought to the attention of the Company’s management any reportable condition related to internal structure, design or operation as defined in the Statement on Auditing Standards No. 60 “Communication of Internal Control Structure Related Matters Noted in an Audit,” in the Company’s internal controls; and

(vii)         Statements as to such other matters incident to the transaction contemplated hereby as the Underwriter may reasonably request.

4.4           Officers’ Certificates.

4.4.1           Officers’ Certificate.  At each of the Closing Date and the Option Closing Date, if any, the Underwriter shall have received a certificate of the Company signed by the Chairman of the Board and the Chief Executive Officer of the Company (in their capacities as such), dated the Closing Date or the Option Closing Date, as the case may be, respectively, to the effect that the Company has performed all covenants and complied with all conditions required by this Agreement to be performed or complied with by the Company prior to and as of the Closing Date, or the Option Closing Date, as the case may be, and that the conditions set forth in Section 4.5 hereof have been satisfied as of such date and that, as of Closing Date and the Option Closing Date, as the case may be, the representations and warranties of the Company set forth in Section 2 hereof are true and correct.  In addition, the Underwriter will have received such other and further certificates of officers of the Company (in their capacities as such) as the Underwriter may reasonably request.

4.4.2           Officer’s Certificate.  At each of the Closing Date and the Option Closing Date, if any, the Underwriter shall have received a certificate of the Company signed by the Chief Executive Officer of the Company, dated the Closing Date or the Option Date, as the case may be, respectively, certifying (i) that the Memorandum and Articles of Association, as amended of the Company are true and complete, have not been modified and are in full force and effect, (ii) that the resolutions of the Company’s Board of Directors relating to the public offering contemplated by this Agreement are in full force and effect and have not been modified, (iii) as to the accuracy and completeness of all correspondence between the Company or its counsel and the Commission, and (iv) as to the incumbency of the officers of the Company.  The documents referred to in such certificate shall be attached to such certificate.

4.5           No Material Changes.  Prior to and on each of the Closing Date and the Option Closing Date, if any, (i) there shall have been no material adverse change or development involving a prospective material adverse change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement and the Prospectus, (ii) no action suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any Insider before or by any court or federal, foreign or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, or financial condition or income of the Company, except as set forth in the Registration Statement and the Prospectus, (iii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated or, to the Company’s knowledge, threatened by the Commission, and (iv) the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Act and the Regulations and shall conform in all material respects to the requirements of the Act and the Regulations, and neither the Registration Statement, the Sale Preliminary Prospectus nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.6           Delivery of Agreements.

4.6.1           Effective Date Deliveries.  On the Effective Date, the Company shall have delivered to the Underwriter executed copies of the Trust Agreement, the Subscription Agreements, the Registration Rights Agreements, the Warrant Agreement and all of the Insider Letters.

4.6.2           Closing Date Deliveries.  On the Closing Date, the Company shall have delivered to the Underwriter executed copies of the Underwriter’s Purchase Option.

4.7           Private Placements. On the Closing Date, the Insider Private Placement and the Warrant Private Placement shall have been completed in accordance with Sections 1.4, 2.23 and 3.31 of this Agreement.

5.           Indemnification.

5.1           Indemnification of the Underwriter.

5.1.1           General.  Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each of the Underwriter and their affiliates, and each dealer selected by the Underwriter that participates in the offer and sale of the Securities (each a “Selected Dealer”) and their respective directors, officers and employees and each person, if any, who controls within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act (“Controlling Person”) the Underwriter, against any and all loss, liability, claim, damage and expense whatsoever as incurred to which they or any of them may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statement, any Preliminary Prospectus including the Sale Preliminary Prospectus or the Prospectus (as from time to time each may be amended and supplemented, including, but not limited to any information deemed to be a part thereof pursuant to Rule 430A, Rule 430B or Rule 430C); (ii) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically); (iii) any application or other document or written communication (in this Section 5, collectively called “application”) executed by the Company or based upon written information furnished by the Company  in any jurisdiction in order to qualify the Public Securities under the securities laws thereof or filed with the Commission, any foreign or state securities commission or agency, the NYSE, the NYSE Amex, the NASDAQ Global Market, the NASDAQ Capital Market or the OTCBB or (iv) any post-effective amendments to the Registration Statement or Prospectus or new Registration Statement or Prospectus filed by the Company with the Commission, any state securities commission or agency, OTCBB or any securities exchange, or the omission or alleged omission from the Registration Statement, any Preliminary Prospectus including the Sale Preliminary Prospectus or the Prospectus or subsequent filing by the Company under clause (iv) of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and to reimburse the Underwriter, each Selected Dealer and each of their respective directors, officers and employees and each Controlling Person, if any, for any and all expenses (including the fees and disbursements or counsel chosen by the Underwriter) as such expenses are incurred by the Underwriter, such Selected Dealer or each of their respective directors, officers and employees or such Controlling Person in connection with investigating, defending, settling, compromising or paying any such loss, claim damage, liability, expense or action; provided however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expenses to the extent, but only to the extent, arising out of or based upon (x) any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriter by or on behalf of the Underwriter expressly for use in the Registration Statement, any Preliminary Prospectus including the Sale Preliminary Prospectus or the Prospectus, or any amendment or supplement thereof, or in any application, as the case may be, or the jurisdictions listed in the section entitled “Notices to Non-U.S. Investors” in the Registration Statement, any Preliminary Prospectus including the Sale Preliminary Prospectus or the Prospectus, or any amendment or supplement thereof, as the case may be; (y) the use of the Sale Preliminary Prospectus or Prospectus in violation of any stop order or other notice received by the Underwriter indicating the then current Prospectus is not to be used in connection with the sale of any Securities or (z) the Underwriter otherwise failing in its prospectus delivery obligations.  The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against the Company or any of its officers, directors or Controlling Persons in connection with the issue and sale of the Securities or in connection with the Registration Statement, the Sale Preliminary Prospectus or the Prospectus.  The indemnity agreement set forth in this Section 5.1 shall be in addition to any liabilities that the Company may otherwise have.

5.2           Indemnification of the Company.  The Underwriter agrees to indemnify and hold harmless the Company, its directors, officers who signed the Registration Statement and each Controlling Person of the Company, if any, against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the Underwriter, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions made in the Registration Statement, any Preliminary Prospectus including the Sale Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or in any application, in reliance upon, and in strict conformity with, written information furnished to the Company with respect to the Underwriter by or on behalf of the Underwriter expressly for use in the Registration Statement, any Preliminary Prospectus including the Sale Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or in any such application, and to reimburse the Company or any such director, officer or Controlling Person, if any, for any and all expenses as such expenses are reasonably incurred, in connection with investigating, defending, settling, compromising or paying any such loss, claim damage, liability, expense or action; provided, however, that the obligation of the Underwriter to indemnify the Company (including any director, officer or Controlling Person thereof), shall be limited to the commissions received by the Underwriter in connection with the Securities underwritten by it.  The Company hereby acknowledges that the only information that the Underwriter has furnished to the Company expressly for use in the Registration Statement, the Preliminary Prospectus including the Sale Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, shall consist solely of the Underwriter’ Information.  The indemnity agreement set forth in this Section 5.2 shall be in addition to any liabilities that the Underwriter may otherwise have.

5.3           Notifications and Other Indemnification Procedures.  Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof, but the failure to so notify the indemnifying party (i) will not relieve it from liability under paragraph 5.1 or 5.2 above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph 5.1 or 5.2 above. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the provision to the preceding sentence reasonably approved by the indemnifying party (or by the Underwriter in the case of Section 5.2), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

5.4           Settlements.  The indemnifying party under this Section 5 shall not be liable for any settlement of any proceeding effected without its written consent, which shall not be withheld, delayed or conditioned unreasonably, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 5.3 hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

5.5           Contribution.

5.5.1           Contribution Rights.  In order to provide for just and equitable contribution under the Act in any case in which (i) any person entitled to indemnification under this Section 5 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Act, the Exchange Act or otherwise may be required on the part of any such person in circumstances for which indemnification is provided under this Section 5, then, and in each such case, the Company and the Underwriter shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Underwriter, as incurred, in such proportions that the Underwriter is responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the initial offering price appearing thereon and the Company is responsible for the balance; provided, that, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriter shall contribute in such proportion as is appropriate to reflect the relative fault of the Company and the Underwriter in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations.  The relative fault of the Company and the Underwriter shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information furnished by the Company or the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  Notwithstanding the provisions of this Section 5.5.1, the Underwriter shall not be required to contribute any amount in excess of the underwriting commissions received by the Underwriter in connection with the Securities underwritten by it and distributed to the public.  For purposes of this Section, each director, officer and employee of the Underwriter or the Company, as applicable, and each person, if any, who controls the Underwriter or the Company, as applicable, within the meaning of Section 15 of the Act shall have the same rights to contribution as the Underwriter or the Company, as applicable.

5.5.2           Contribution Procedure.  Within fifteen days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (“Contributing Party”), notify the Contributing Party of the commencement thereof, but the omission to so notify the Contributing Party will not relieve it from any liability which it may have to any other party other than for contribution hereunder.  In case any such action, suit or proceeding is brought against any party, and such party notifies a Contributing Party or its representative of the commencement thereof within the aforesaid fifteen days, the Contributing Party will be entitled to participate therein with the notifying party and any other Contributing Party similarly notified.  Any such Contributing Party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of such Contributing Party.  The contribution provisions contained in this Section are intended to supersede, to the extent permitted by law, any right to contribution under the Act, the Exchange Act or otherwise available.  The Underwriter’ obligations to contribute pursuant to this Section 5.5 are several and not joint.

6.           Intentionally Omitted.

7.           Additional Covenants.

7.1           Additional Shares or Options.  The Company hereby agrees that until the consummation of a Business Combination, it shall not issue any Ordinary Shares or any options or other securities convertible into Ordinary Shares, or any shares of preferred stock or other securities of the Company which participate in any manner in the Trust Account or which vote as a class with the Ordinary Shares on a Business Combination.

7.2           Trust Account Waiver Acknowledgments.  The Company hereby agrees that it will use its reasonable best efforts prior to commencing its due diligence investigation of any prospective Target Business or obtaining the services of any vendor to acknowledge in writing whether through a letter of intent, memorandum of understanding or other similar document (and subsequently acknowledges the same in any definitive document replacing any of the foregoing, that (a) it has read the Prospectus and understands that the Company has established the Trust Account, initially in an amount of $41,400,000 (without giving effect to any exercise of the Over-allotment Option) for the benefit of the Public Shareholders and that, except for a portion of the interest earned on the amounts held in the Trust Account, the Company may disburse monies from the Trust Account only (i) to the Public Shareholders in the event they elect to redeem their IPO Shares (as defined below) in connection with the consummation of a Business Combination, (ii) to the Public Shareholders if the Company fails to consummate a Business Combination within 15 months from the Closing Date (or 18 months from the Closing Date if the Company takes advantage of the 3-month extension (“Extension”) described in the Prospectus), (iii) to the Public Shareholders in the event they elect to redeem their IPO Shares in connection with the Extension or (iv) to the Company after or concurrently with the consummation of a Business Combination and (b) for and in consideration of the Company (i) agreeing to evaluate such Target Business for purposes of consummating a Business Combination with it or (ii) agreeing to engage the services of the vendor, as the case may be, such Target Business or vendor agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account (“Claim”) and waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.  The foregoing letters shall substantially be in the form attached hereto as Exhibits A and B respectively.  The Company may forego obtaining such waivers only if the Company shall have received the approval of its Chief Executive Officer and the approving vote or written consent of at least a majority of its Board of Directors.  The term “IPO Shares” means the Ordinary Shares contained in the Public Securities.

7.3          Insider Letters.

7.3.1           The Company shall not take any action or omit to take any action that would cause a breach of any of the Insider Letters and will not allow any amendments to, or waivers of, such Insider Letters without the prior written consent of the Underwriter.

7.3.2           The Company shall cause each of the Insiders to agree in an Insider Letter that, (i) in order to minimize potential conflicts of interest which may arise from multiple affiliations, the Insiders will present to the Company for its consideration, prior to presentation to any other person or company, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the Insiders cease to be an officer or director of the Company, subject to any pre-existing fiduciary or contractual obligations the Insiders might have and (ii)  the Insiders agree to certain matters, including but not limited to, the voting of Ordinary Shares held by them and certain matters described as being agreed to by them under the “Proposed Business” section of the Registration Statement, the Sale Preliminary Prospectus and Prospectus.

7.4           Memorandum and Articles of Association.  The Company shall not take any action or omit to take any action that would cause the Company to be in breach or violation of its Memorandum and Articles of Association, as amended.

7.5           Acquisition/Liquidation Procedure.  The Company agrees that it will comply with its Memorandum and Articles of Association, as amended, in connection with the consummation of a Business Combination or the failure to consummate a Business Combination within fifteen (15) months from the date of the Prospectus (or 18 months from the date of the Prospectus, if the Company takes advantage of the Extension).  The Company agrees that it will not propose any amendment to such Memorandum and Articles of Association, as amended, that would affect the substance or timing of the Company’s obligations as described in Regulation 23 of the Memorandum and Articles of Association, as amended, with respect to the redemption rights of Public Stockholders.

7.6           Rule 419.  The Company agrees that it will use its best efforts to prevent the Company from becoming subject to Rule 419 under the Act prior to the consummation of any Business Combination, including but not limited to using its best efforts to prevent any of the Company’s outstanding securities from being deemed to be a “penny stock” as defined in Rule 3a-51-1 under the Exchange Act during such period.

7.7           Tender Offer Documents, Proxy Materials and Other Information.  The Company shall provide to the Underwriter or its counsel (if so instructed by the Underwriter) with 10 copies of all tender offer documents or proxy information and all related material filed with the commission in connection with a Business Combination concurrently with such filing with the commission. Documents filed with the Commission pursuant to its EDGAR system shall be deemed to have been provided to the Underwriter pursuant to this Section.  In addition, the Company shall furnish any other state in which its initial public offering was registered, such information as may be requested by such state.

7.8           The Company shall promptly notify the Underwriter if the Company ceases to be an Emerging Growth Company at any time prior to the later of (a) completion of the distribution of the Securities within the meaning of the Act and (b) completion of the 180-day restricted period referred to in Section 1.4 hereof.

7.9           Target Net Assets. The Company agrees that the Target Business that it acquires must have a fair market value equal to at least 80% of the balance in the Trust Account at the time of signing the definitive agreement for the Business Combination with such Target Business. The fair market value of such business must be determined by the Board of Directors of the Company based upon standards generally accepted by the financial community, such as actual and potential sales, earnings, cash flow and book value. If the Board of Directors of the Company is not able to independently determine that the target business meets such fair market value requirement, the Company will obtain an opinion from an unaffiliated, independent investment banking firm and reasonably acceptable to the Underwriter with respect to the satisfaction of such criteria. The Company is not required to obtain an opinion from an investment banking firm as to the fair market value if the Company’s Board of Directors independently determines that the Target Business does have sufficient fair market value. The purchase price of the Target Business may be funded through any mix of cash, stock or debt financing.

8.           Representations and Agreements to Survive Delivery.  Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements as of the Closing Date or the Option Closing Date, if any, and such representations, warranties and agreements of the Underwriter and the Company, including the indemnity agreements contained in Section 5 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company or any Controlling Person, and shall survive termination of this Agreement or the issuance and delivery of the Public Securities to the Underwriter until the earlier of the expiration of any applicable statute of limitations and the seventh (7th) anniversary of the later of the Closing Date or the Option Closing Date, if any, at which time the representations, warranties and agreements shall terminate and be of no further force and effect.

9.           Effective Date of This Agreement and Termination Thereof.

9.1           Effective Date.  This Agreement shall become effective on the Effective Date at the time the Registration Statement is declared effective by the Commission.

9.2           Termination.  The Underwriter shall have the right to terminate this Agreement at any time prior to the Closing Date, (i) if any domestic or international event or act or occurrence has materially disrupted, or in the Underwriter’s opinion will in the immediate future materially disrupt, general securities markets in the United States; or (ii) if trading on the NYSE, the NYSE Amex, the NASDAQ Global Market, or the NASDAQ Capital Market or quoted on the OTCBB shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities shall have been required by FINRA or by order of the Commission or any other government authority having jurisdiction, or (iii) if the United States shall have become involved in a new war or an increase in existing major hostilities, or (iv) if a banking moratorium has been declared by a New York State or Federal authority, or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities market, or (vi) if the Company shall have sustained a material loss by fire,  flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Underwriter’s  sole opinion, make it inadvisable to proceed with the delivery of the Units, or (vii) if the Company is in material breach of any of its representations, warranties or covenants hereunder, or (viii) if the Underwriter shall have become aware after the date hereof of such a material adverse change in the conditions of the Company, or such adverse material change in general market conditions, including without limitation as a result of terrorist activities after the date hereof, as in the Underwriter’s sole judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Units or to enforce contracts made by the Underwriter for the sale of the Public Securities.

9.3           Expenses.  In the event that this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the Company shall reimburse the Underwriter for the full amount of its actual accountable out of pocket expenses incurred to such date (which shall include, but shall not be limited to, all reasonable fees and disbursements of the Underwriter’s counsel, mailing, printing and reproduction expense and any expenses incurred by the Underwriter in conducting its due diligence, including background checks of the Company’s officers and directors) less amounts previously paid pursuant to Section 3.13, and reimburse the Underwriter for the full amount of travel, lodging and road show expenses incurred to such date, less the amounts previously paid to the Underwriter as an advance and in reimbursement for such expenses (up to $75,000).

9.4           Indemnification.  Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 5 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

10.           Miscellaneous.

10.1           Notices and Consents. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed, delivered by hand or reputable overnight courier or delivered by facsimile transmission (with printed confirmation of receipt) and confirmed and shall be deemed given when so mailed, delivered or faxed or if mailed, two days after such mailing.

If to the Underwriter:

The PrinceRidge Group LLC
1633 Broadway, 28th Floor
New York, NY 10019
Attn: General Counsel
Facsimile: (646) 792-5610

Copy to:

Ellenoff Grossman & Schole, LLP
150 East 42nd Street
New York, NY 10017
Attn:  Stuart Neuhauser, Esq.
Facsimile: (212) 370-7889

If to the Company:

Collabrium Japan Acquisition Corporation
c/o Collabrium Advisors LLP
16 Old Bond Street
London W1S 4PS
Facscimile:
Attn: Koji Fusa
Email: koji.fusa@sandringhamcp.com

Copy to:

Graubard Miller
405 Lexington Avenue
New York, New York 10174
Facsimile: (212) 818-8881
Attn: David Alan Miller, Esq.
Email: dmiller@graubard.com

10.2         Headings.  The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

10.3         Amendment.  This Agreement may only be amended by a written instrument executed by each of the parties hereto.

10.4         Entire Agreement.  This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

10.5         Binding Effect.  This Agreement shall inure solely to the benefit of and shall be binding upon the Underwriter, the Company and the Controlling Persons, directors and officers referred to in Section 5 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. This agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said Controlling Persons and their respective successors, officers, directors, heirs and legal Underwriters, and it is not for the benefit of any other person.  The term “successors and assigns” shall not include a purchaser, in its capacity as such, of securities from any of the Underwriter.  The Company acknowledges and agrees that: (i) the sale and issuance of the securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Underwriter; (ii) in connection therewith and with the process leading to the Offering, the Underwriter are acting solely as a principal and not the agent or fiduciary of the Company; (iii) no Underwriter has assumed a fiduciary responsibility in favor of the Company with respect to the Offering or the process leading thereto, including any negotiation related to the pricing of the securities; and (iv) the Company has consulted its own legal advisors to the extent it has deemed appropriate in connection with this Agreement and the Offering.

10.6         Waiver of Immunity. To the extent that the Company may be entitled in any jurisdiction in which judicial proceedings may at any time be commenced hereunder, to claim for itself or its revenues or assets any immunity, including sovereign immunity, from suit, jurisdiction, attachment in aid of execution of a judgment or prior to a judgment, execution of a judgment or any other legal process with respect to its obligations hereunder and to the extent that in any such jurisdiction there may be attributed to the Company such an immunity (whether or not claimed), the Company hereby irrevocably agrees not to claim and irrevocably waives such immunity to the maximum extent permitted by law.

10.7.         Submission to Jurisdiction; Appointment of Agent for Service. The Company irrevocably submits to the nonexclusive jurisdiction of any New York State or United States Federal court sitting in The City of New York, Borough of Manhattan, over any suit, action or proceeding arising out of or relating to this Agreement, the Registration Statement, the Sale Preliminary Prospectus and the Prospectus or the offering of the Securities. The Company irrevocably waives, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 10.1 hereof.  Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim.  The Company hereby irrevocably appoints Graubard Miller, The Chrysler Building, 405 Lexington Avenue, New York, NY 10174-1901, as its agent for service of process in any suit, action or proceeding described in the preceding paragraph and agrees that service of process in any such suit, action or proceeding may be made upon it at the office of such agent. The Company waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. The Company represents and warrants that such agent has agreed to act as its agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect. Notwithstanding the foregoing, any action based on this Agreement may be instituted by the Underwriter in any competent court in the British Virgin Islands. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

10.8.        Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Underwriter could purchase United States dollars with such other currency in The City of New York on the business day preceding that on which final judgment is given. The obligation of the Company with respect to any sum due from it to the Underwriter or any person controlling the Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by the Underwriter or controlling person of any sum in such other currency, and only to the extent that the Underwriter or controlling person may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to the Underwriter or controlling person hereunder, the Company agrees as a separate obligation and notwithstanding any such judgment, to indemnify the Underwriter or controlling person against such loss. If the United States dollars so purchased are greater than the sum originally due to the Underwriter or controlling person hereunder, the Underwriter or controlling person agrees to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to the Underwriter or controlling person hereunder.

10.9         Taxes. (a) All payments made by the Company under this Agreement, if any (including, for purposes of this provision, to any relevant extent, the difference between the initial public offering price of the Units and the purchase price), will be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature, and all interest, penalties and similar liabilities with respect thereto, imposed or levied by or on behalf of the British Virgin Islands or any political subdivision or any taxing authority thereof or therein unless the Company is or becomes required by law to withhold or deduct such taxes, duties, assessments or other governmental charges, and all interest, penalties and similar liabilities with respect thereto. In such event, the Company will pay such additional amounts as will result, after such withholding or deduction, in the receipt by the Underwriter and each person controlling the Underwriter, as the case may be, of the amounts that would otherwise have been receivable in respect thereof, except to the extent such taxes, duties, assessments or other governmental charges, and all interest, penalties and similar liabilities with respect thereto, if any, are imposed or levied by reason of the Underwriter’s or controlling person’s being connected with the British Virgin Islands other than by reason of its being the Underwriter or a person controlling the Underwriter under this Agreement.

(b)           All fees and amounts payable by the Company under this Agreement (including, for purposes of this provision, to any relevant extent, the difference between the public offering price of the Units and the purchase price) are exclusive of any value added tax or any similar taxes (“VAT”). If the transactions described in this Agreement are subject to VAT, the Underwriter shall provide the Company with a valid invoice that complies with all relevant tax regulations and that specifically states the applicable VAT. Provided the Underwriter has stated the applicable VAT on the invoice, the Company will pay the Underwriter the applicable VAT. The Company reserves the right to withhold payment of any VAT to the Underwriter until the Underwriter has provided the Company with a valid invoice that complies with all relevant tax regulations and that specifically states the applicable VAT. If the Underwriter has incorrectly determined the applicable VAT and, as a result thereof, the Company has overpaid the Underwriter, the Underwriter will repay the overpaid amount plus interest to the Company upon the Company’s written request. If the Underwriter has incorrectly determined the applicable VAT and, as a result thereof, the Company has underpaid the Underwriter, the Company shall pay the outstanding amount to the Underwriter upon receipt of a valid invoice that complies with all relevant tax regulations and that specifically states the applicable VAT, as corrected.

10.10       Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

10.11       Execution in Counterparts.  This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto.  Delivery of a signed counterpart of this Agreement by facsimile or email/pdf transmission shall constitute valid and sufficient delivery thereof.

10.12       Waiver.  The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement.  No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

[Remainder of page intentionally left blank]

If the foregoing correctly sets forth the understanding between the Underwriter and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

COLLABRIUM JAPAN ACQUISITION CORPORATION

By:  /s/ Koji Fusa
Name: Koji Fusa
Title: Chief Executive Officer

Accepted on the date first
above written.

THE PRINCERIDGE GROUP LLC

By:  /s/ Jeff Silberman
Name: Jeff Silberman
Title: General Counsel

EXHIBIT A

FORM OF TARGET BUSINESS LETTER

COLLABRIUM JAPAN ACQUISITION CORPORATION

Gentlemen:

Reference is made to the Final Prospectus of Collabrium Japan Acquisition Corporation (the “Company”), dated ________________, 2012 (the “Prospectus”).  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in Prospectus.

We have read the Prospectus and understand that the Company has established the Trust Account, initially in an amount of at least $41,400,000 for the benefit of the Public Shareholders and the Underwriter of the Company’s initial public offering (the “Underwriter”) and that, except for a portion of the interest earned on the amounts held in the Trust Account, the Company may disburse monies from the Trust Account only: (i) to the Public Shareholders in the event they elect to redeem their public shares in connection with the consummation of a Business Combination, (ii) to the Public Shareholders if the Company fails to consummate a Business Combination within 15 months from the closing date of the Company’s initial public offering (or 18 months from the closing date of the Company’s initial public offering if the Company takes advantage of the 3-month extension described in the Prospectus (“Extension”)), (iii) to the Public Shareholders in the event they elect to redeem their public shares in connection with the Extension or (iv) to the Company after or concurrently with the consummation of a Business Combination.

For and in consideration of the Company agreeing to evaluate the undersigned for purposes of consummating a Business Combination with it, the undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account (each, a “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

___________________________________
Print Name of Target Business

___________________________________
Authorized Signature of Target Business

EXHIBIT B

FORM OF VENDOR LETTER

COLLABRIUM JAPAN ACQUISITION CORPORATION

Gentlemen:

Reference is made to the Final Prospectus of Collabrium Japan Acquisition Corporation (the “Company”), dated October 18, 2012 (the “Prospectus”).  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in Prospectus.

We have read the Prospectus and understand that the Company has established the Trust Account, initially in an amount of at least $41,400,000 for the benefit of the Public Shareholders and the Underwriter of the Company’s initial public offering (the “Underwriter”) and that, except for a portion of the interest earned on the amounts held in the Trust Account, the Company may disburse monies from the Trust Account only: (i) to the Public Shareholders in the event they elect to redeem their public shares in connection with the consummation of a Business Combination, (ii) to the Public Shareholders if the Company fails to consummate a Business Combination within 15 months from the closing date of the Company’s initial public offering (or 18 months from the closing date of the Company’s initial public offering if the Company takes advantage of the 3-month extension described in the Prospectus (the “Extension”)), (iii) to the Public Shareholders in the event they elect to redeem their public shares in connection with the Extension or (iv) to the Company after or concurrently with the consummation of a Business Combination.

For and in consideration of the Company agreeing to engage the services of the undersigned, the undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account (each, a “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any services provided to the Company and will not seek recourse against the Trust Account for any reason whatsoever.

_______________________________
Print Name of Vendor

_______________________________
Authorized Signature of Vendor